UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ExlService Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts EXLSERVICE HOLDINGS, INC. 2022 Annual Meeting Vote by June 20, 2022 11:59 PM ET EXLSERVICE HOLDINGS, INC. 320 PARK AVENUE, 29th FLOOR NEW YORK, NY 10022 Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# FLASHID-JOB# You invested in EXLSERVICE HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 21, 2022. Get informed before you vote View the Notice of Proxy Statement, Annual Report,1234567890123456789012345678901234567890, 123456789012345678 9012345678901234567890, 1234567890123456789012345678901234567890, 12345678901234567890123456789012345 67890 online OR you can receive a free paper copy of voting material(s) by requesting prior to <matcutoff>. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 21, 2022 8:30 AM EDT Virtually at: www.virtualshareholdermeeting.com/EXLS2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com   Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

SHARE CLASSES REPRESENTED FOR VOTING	
THE COMPANY NAME INC. - COMMON ASDFGHJKL	123456789.1234
THE COMPANY NAME INC. - CLASS A	123456789.1234
THE COMPANY NAME INC. - CLASS B	123456789.1234
THE COMPANY NAME INC. - CLASS C	123456789.1234
THE COMPANY NAME INC. - CLASS D	123456789.1234
THE COMPANY NAME INC. - CLASS E	123456789.1234
THE COMPANY NAME INC. - CLASS F	123456789.1234
THE COMPANY NAME INC. - 401 K	123456789.1234

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Vikram Pandit	For
1b.	Rohit Kapoor	For
1c.	Anne Minto	For
1d.	Som Mittal	For
1e.	Clyde Ostler	For
1f.	Kristy Pipes	For
1g.	Nitin Sahney	For
1h.	Jaynie Studenmund	For
2.	The approval of the ExlService Holdings, Inc. 2022 Employee Stock Purchase Plan.	For
3.	The ratification of the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2022.	For
4.	The approval, on a non-binding advisory basis, of the compensation of the named executive officers of the Company.	For

NOTE: The proxies are authorized to act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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FLASHID-JOB#